UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019 (May 9, 2019)

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 901, Building 6, No. 1678 Jinshajiang Road Putuo District, Shanghai, China	200333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-3258 3578

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On May 9, 2019, Planet Green Holdings Corp. (the “Company”) and Shanghai Xunyang Internet Technology Co., Ltd. (the “Subsidiary”), a subsidiary of the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Xianning Bozhuang Tea Products Co., Ltd. (“Target”), and each of the shareholders of Target (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Subsidiary agreed to effect an acquisition of Target by acquiring from the Sellers all of the outstanding equity interests of Target (the “Acquisition”). Target produces tea products and sells such products in China. On May 14, 2019, the Company closed the Acquisition.

Pursuant to the Share Exchange Agreement, in exchange for the acquisition of all of the outstanding equity interests of Target by the Subsidiary, the Company issued an aggregate of 1,080,000 shares of common stock, par value $0.001 per share, of the Company (the “Exchange Shares”) to the Sellers. At the closing of the Acquisition, the Company entered into a lock-up agreement with the Sellers with respect to the Exchange Shares, pursuant to which the Sellers agreed, subject to certain exceptions, not to transfer the Exchange Shares, or publicly disclose the intention to do so, from the closing of the Acquisition until the first anniversary of the closing (the “Lock-Up Agreement”).

The Share Exchange Agreement contains customary representations and warranties made by the Company and Subsidiary, on the one hand, and Target and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement.

At the closing of the Acquisition, the Sellers and certain individuals that are involved in the management of Target (the “Subject Parties”) entered into a non-competition and non-solicitation agreement (the “Non-Competition Agreement”) in favor of the Company and Subsidiary, relating to the post-acquisition business of the Company (the “Business”) in the production and selling of tea products in the Peoples’ Republic of China (the “PRC”). Pursuant to the Non-Competition Agreement, subject to certain exceptions, for a period of four years from the closing of the Acquisition, each Subject Party and his/her affiliates will not, without prior written consent of both the Company and Subsidiary, anywhere in the PRC, directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, member, partner, employee, agent, consultant, advisor or representative of, an entity that engages in) the Business.

The foregoing descriptions of the Share Exchange Agreement, the Lock-Up Agreement and the Non-Competition Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of those agreements, which are filed herewith as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference.

In connection with the closing of the Acquisition, the Subsidiary entered into a number  of agreements with the Target which are customary for variable interest entities, copies of which are filed herewith as Exhibits 10.4 through 10.8, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above relating to the closing of the Acquisition is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the issuance of the securities in the Acquisition is incorporated herein by reference. The issuance of the securities was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, Yimin Jin resigned as the Company’s director and Chief Strategy Officer. Mr. Jin’s resignation was for personal reasons and was not due to any disagreement with the Company. On May 14, 2019, the board of directors of the Company appointed Bin Zhou, an individual designated by Target pursuant to the Share Exchange Agreement, to serve as a member of the board, effective immediately. The appointment of Mr. Zhou and the resignation of an existing director were conditions to the closing of the Acquisition, as set forth in the Share Exchange Agreement. There are no family relationships between Mr. Zhou and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Bin Zhou, 29, has served as chairman of the board of directors of Xianning Bozhuang Tea Products Co., Ltd. since March 2019. Mr. Zhou was the general manager and legal representative of Hubei Qianding Equipment Manufacturing Co., Ltd., a mechanical equipment manufacturing company, from March 2016 to March 2019. He also served as supervisor of Hubei Henghao Real Estate Development Co., Ltd., a real estate development company, from April 2014 to June 2018. Mr. Zhou received his Bachelor of Law degree from National Judges College in Beijing, China. The Company believes that Mr. Zhou is well qualified to serve as director of the Company due to his business and management experience.

Item 7.01 Regulation FD Disclosure

On May 14, 2019, the Company issued a press release announcing the Acquisition. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities, nor shall it be deeded to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)	The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report.

(b)	The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report.

(d)	Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement, dated as of May 9, 2019, by and among Planet Green Holdings Corp., Shanghai Xunyang Internet Technology Co., Ltd., Xianning Bozhuang Tea Products Co., Ltd. and sellers named therein
10.2	Lock-Up Agreement, dated as of May 14, 2019, by and among Planet Green Holdings Corp. and the persons named therein
10.3	Non-Competition and Non-Solicitation Agreement, dated as of May 14, 2019, by and among Planet Green Holdings Corp., Shanghai Xunyang Internet Technology Co., Ltd., Xianning Bozhuang Tea Products Co., Ltd. and the persons named therein
10.4	Consultation and Service Agreement, dated as of May 14, 2019, by and between Shanghai Xunyang Internet Technology Co., Ltd. and Xianning Bozhuang Tea Products Co., Ltd.
10.5	Business Cooperation Agreement, dated as of May 14, 2019, by and between Shanghai Xunyang Internet Technology Co., Ltd. and Xianning Bozhuang Tea Products Co., Ltd.
10.6	Equity Pledge Agreement, dated as of May 14, 2019, by and among Shanghai Xunyang Internet Technology Co., Ltd., Bin Zhou, Wuyuan Zuo, Gongwei Lu and Xianning Bozhuang Tea Products Co., Ltd.
10.7	Equity Option Agreement, dated as of May 14, 2019, by and among Shanghai Xunyang Internet Technology Co., Ltd., Bin Zhou, Wuyuan Zuo, Gongwei Lu and Xianning Bozhuang Tea Products Co., Ltd.
10.8	Voting Rights Proxy and Financial Supporting Agreement, dated as of May 14, 2019, by and among Bin Zhou, Wuyuan Zuo, Gongwei Lu, Shanghai Xunyang Internet Technology Co., Ltd. and Xianning Bozhuang Tea Products Co., Ltd.
99.1	Press Release, dated May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 15, 2019	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Hongxiang Yu
Name: Hongxiang Yu Title: Chief Executive Officer, President and Chairman

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